Treasury Stock	12 Months Ended
Dec. 31, 2014
Treasury Stock
Note 20	Treasury Stock

The following table summarizes shares held as treasury stock and their related carrying value as of December 31:

(in thousands)	Number of Treasury Shares	Treasury Shares Cost
2014	17,836	$453,230
2013	15,073	326,996
2012	15,440	287,301

Stock Repurchase Plan

On April 20, 2010, TSYS announced a stock repurchase plan to purchase up to 10 million shares of TSYS stock. The shares may be purchased from time to time over the next two years at prices considered attractive to the Company. On May 3, 2011, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 10 million shares to up to 15 million shares of TSYS stock. On July 24, 2012, TSYS announced that its Board had approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 15 million shares to up to 20 million shares of TSYS stock. The expiration date of the plan was also extended to April 30, 2014. During 2014, the Company purchased 5.2 million shares for approximately $165.3 million, at an average price of $31.79. During 2013, the Company purchased 3.1 million shares for approximately $97.6 million, at an average price of $31.48. During 2012, the Company purchased 3.2 million shares for approximately $74.6 million, at an average price of $23.31. In January 2014, the TSYS Board approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 20 million shares to up to 28 million shares of TSYS stock. With the increase, TSYS had 12.0 million shares available to be repurchased. In addition, the expiration date of the plan was extended to April 30, 2015.

On January 27, 2015, TSYS announced that its Board had approved a new stock repurchase plan to purchase up to 20 million shares of TSYS stock. The shares may be purchased from time to time at prices considered appropriate. There is no expiration date for the plan. The plan discussed in the preceding paragraph was terminated.

The following table sets forth information regarding the Company’s purchases of its common stock on a monthly basis during the three months ended December 31, 2014:

(in thousands, except per share data)	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Cumulative shares Purchased as Part of Publicly announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
October 2014	—	$—	19,693	8,307
November 2014	850	32.88	20,543	7,457
December 2014	650	33.35	21,193	6,807

Total	1,500	$33.08

Treasury Shares

In 2008, the Compensation Committee approved “share withholding for taxes” for all employee nonvested awards, and also for employee stock options under specified circumstances. The dollar amount of the income tax liability from each exercise is converted into TSYS shares and withheld at the statutory minimum. The shares are added to the treasury account and TSYS remits funds to the Internal Revenue Service to settle the tax liability. During 2014 and 2013, the Company acquired 162,489 shares for approximately $5.2 million and acquired 264,383 shares for approximately $6.3 million, respectively, as a result of share withholding for taxes.